UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 16, 2004

EPIX Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-21863	04-3030815
(Commission File Number)	(IRS Employer Identification No.)

161 First Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices)	(Zip Code)

(617) 250-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) Effective as of September 16, 2004, Mark Leuchtenberger will serve on the Board of Directors of EPIX Pharmaceuticals, Inc.  There are no arrangements between Mr. Leuchtenberger and any other persons, pursuant to which Mr. Leuchtenberger was selected as a director, nor are there any transactions between Mr. Leuchtenberger and EPIX Phamaceuticals, Inc. which are required to be disclosed under Item 404(a) of Regulation S-K.  As of the date of this report, Mr. Leuchtenberger has not been named to serve on any committees of the Board of Directors. A copy of the press release announcing Mr. Leuchtenberger's election is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(c) The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Press Release dated September 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIX Pharmaceuticals, Inc.

(Registrant)

Date: September 21, 2004	/s/ Peyton J. Marshall
Peyton J. Marshall
Senior Vice-President,
Finance and Administration,
Chief Financial Officer